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                                                                     EXHIBIT 4.1

NUMBER                               DYNACQ                            SHARES
 ____                         INTERNATIONAL, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                                               See Reverse for
                                                             certain definitions
                                                               and information

                                                              CUSIP 267919 30 6


THIS CERTIFIES that




is the owner of

     Fully Paid and Non-Assessable Common Shares of Common Stock of The Par Value of $.001 Each of

                           Dynacq International, Inc.

     transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and by the Registrar.

     WITNESS the facsimile Corporate Seal of this Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/s/ Philip S. Chan                                    /s/ Chiu M. Chan
--------------------------                            -----------------------
      Treasurer                                           President


                  [DYNACQ INTERNATIONAL, INC. CORPORATE SEAL]

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                           DYNACQ INTERNATIONAL, INC.
                          United Stock Transfer, Inc.
                           Transfer Fee: As Required


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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --as tenants in common   UNIF GIFT MIN ACT - ......Custodian for.......
                                                     (Cust.)            (Minor)
TEN COM --as tenants by the entireties    under Uniform Gifts to Minors

JT TEN  --as joint tenants with right     Act of ..............................
          of survivorship and not as                      (State)
          tenants in common

Additional abbreviations may also be used though not in the above list.

For value received........................hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

                    ---------------------------------------
                    |                                     |
                    |                                     |
                    ---------------------------------------
               Please print or type name and address of assignee


         .............................................................

         .............................................................

         .............................................................

         .......................................................Shares

         of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

         .............................................................

         .............................................................
         Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

         Dated.....................20.............


SIGNATURE GUARANTEED:                   X______________________________________

                                        X______________________________________


     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.